TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

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Transamerica Intermediate Muni

Effective as of May 1, 2020, the management fee schedule and sub-advisory fee schedule with respect to the fund will be revised as described herein.

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MANAGEMENT FEES:

Effective as of May 1, 2020, Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $150 million	0.47%
Over $150 million up to $350 million	0.45%
Over $350 million up to $650 million	0.44%
Over $650 million up to $1 billion	0.42%
Over $1 billion up to $2 billion	0.39%
Over $2 billion up to $3 billion	0.3875%
In excess of $3 billion	0.3825%

Effective as of May 1, 2020, the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses is deleted entirely and replaced with the following, as applicable:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	I	T2	I2
Management fees[1]	0.42%	0.42%	0.42%	0.42%	0.42%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses[2]	0.11%	0.13%	0.17%	0.06%	0.06%
Acquired fund fees and expenses[3]	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	0.79%	1.56%	0.60%	0.74%	0.49%
Fee waiver and/or expense reimbursement[4]	0.10%	0.25%	0.11%	0.10%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.69%	1.31%	0.49%	0.64%	0.49%

[1]	Management fees have been restated to reflect a reduction in management fees effective May 1, 2020.
[2]	Other expenses for Class T2 shares are based on estimates for the current fiscal year.
[3]

Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.

[4]

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.85% for Class A shares, 1.60% for Class C shares, 0.49% for Class I shares, 0.96% for Class T2 shares and 0.60% for Class I2 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to waive 0.10% of the 0.25% 12b-1 fee for Class A and Class T2 shares and 0.25% of the 1.00% 12b-1 fee for Class C shares through March 1, 2021.

Effective as of May 1, 2020, the “Example” table included in the Prospectuses and Summary Prospectuses is deleted entirely and replaced with the following, as applicable:

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$393	$559	$740	$1,262
Class C	$233	$468	$826	$1,835
Class I	$50	$181	$324	$740
Class T2	$363	$520	$690	$1,182
Class I2	$50	$157	$274	$616

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$393	$559	$740	$1,262
Class C	$133	$468	$826	$1,835
Class I	$50	$181	$324	$740
Class T2	$363	$520	$690	$1,182
Class I2	$50	$157	$274	$616

Effective as of May 1, 2020, the following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information – Investment Manager” in the Prospectuses:

Transamerica Intermediate Muni: Effective May 1, 2020, the management fee is 0.47% of the first $150 million; 0.45% over $150 million up to $350 million; 0.44% over $350 million up to $650 million; 0.42% over $650 million up to $1 billion; 0.39% over $1 billion up to $2 billion; 0.3875% over $2 billion up to $3 billion; and 0.3825% in excess of $3 billion in average daily net assets. Prior to May 1, 2020, the management fee was 0.47% of the first $150 million; 0.45% over $150 million up to $350 million; 0.44% over $350 million up to $650 million; 0.42% over $650 million up to $1 billion; and 0.39% in excess of $1 billion in average daily net assets.

Effective as of May 1, 2020, the following information revises the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Intermediate Muni

0.47% of the first $150 million

0.45% over $150 million up to $350 million

0.44% over $350 million up to $650 million

0.42% over $650 million up to $1 billion

0.39% over $1 billion up to $2 billion

0.3875% over $2 billion up to $3 billion

0.3825% in excess of $3 billion

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SUB-ADVISORY FEES:

Effective as of May 1, 2020, the following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Intermediate Muni	Belle Haven Investments, L.P.

0.18% of the first $150 million

0.16% over $150 million up to $350 million

0.15% over $350 million up to $650 million

0.135% over $650 million up to $1 billion

0.12% over $1 billion up to $1.5 billion

0.115% over $1.5 billion up to $2 billion

0.11% over $2 billion up to $3 billion

0.105% in excess of $3 billion

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Investors Should Retain this Supplement for Future Reference

March 18, 2020